EXHIBIT 10.13

Vidshadow, Inc.

1907 Estelle Lane

Placentia, CA 92870

P: 714.646.8102

F: 714.646.8133

November 1, 2007

Supafli Entertainment, Inc

11649 NW 5th Street,

Plantation, Florida 33325

Attn: Norman Brodeur

RE: Development of a Website Platform Technology

The purpose of this letter is to acknowledge the website platform technology development plan between Vidshadow, Inc. and Supafli Entertainment, Inc.

Supafli Entertainment, Inc. wishes Vidshadow, Inc. to develop a website platform whereby Supafli shall be able to show on its own website premium video content incorporating advertisements.

Supafli agrees to pay Vidshadow, Inc. $150,000.00 at the start of work, follow by five (5) monthly installments of $100,000.00 and (1) one final payment of $100,000.00 upon acceptance of the website prior to the site going live.

Total project Compensation $750,000.00

Supafli Entertainment, Inc.

Vidshadow, Inc.

By: /s/ Norman Brodeur

By: /s/ Jordan Hudgens

Name: Norman Brodeur

Name: Jordan Hudgens

Title: CEO

Title: CEO